                                                                   Exhibit 10.05
                                                                   -------------

                       ASSIGNMENT AND AMENDMENT NO. 1 TO
                              EMPLOYEE AGREEMENT

     THIS ASSIGNMENT AND AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT ("Amendment"), entered into as of October __, 1997 and effective as of December 1, 1997 (the "Amendment Date"), between Paul B. Weiss ("Employee"), ICON Capital Corp., a Connecticut corporation (the "Assignor"), and ICON Holdings Corp., a Delaware corporation (the "Company"), assigns and amends that certain Employment Agreement dated as of April 1, 1997 between the Assignor and Employee (the "Current Employment Agreement", and the Current Employment Agreement as amended by this Amendment, hereinafter the "Agreement").

     WHEREAS, Assignor wishes to assign, and the Company wishes to assume, all of the obligations of the Assignor as the "Company" under the Current Employment Agreement, and the Employee consents to such assignment and assumption; and

     WHEREAS, the Company wishes to amend and extend the Current Employment Agreement in order to provide an incentive to the Employee to continue to serve as the Company's Executive Vice President through the extended term thereof, and Employee shall agree to such amendment and extension upon the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns and transfers to the Company, and the Company hereby assumes and agrees to be bound by all of the terms and conditions of, the Current Employment Agreement and all of Assignor's rights, duties and obligations thereunder. The Employee hereby consents to such assignment and assumption.

2. Section 1 of the Current Employment Agreement is amended as follows: "The Employment Period is hereby extended for a term expiring December 31, 2002, unless terminated prior thereto in accordance with Section 3 of the Agreement or further extended by mutual agreement of the Company and Employee. Employee shall also be entitled to retain, without reimbursement, all bonus payments previously paid to Employee as advance draws against such bonus as of the Amendment Date."

3. Paragraph (b)(i) of Section 2 of the Current Employment Agreement is hereby amended as follows:

     "Effective as of the Amendment Date and for the period through December 31, 1998, the Employee shall receive a base salary ("Base Salary") at a rate of $250,000 per year, subject to automatic annual increases commencing January 1, 1999 during the Employment Period of 7.5% per year, to be paid in accordance with the Company's payroll policies."

4. Paragraph (b)(ii) of Section 2 of the Current Employment Agreement, including Exhibit A to the Current Employment Agreement as incorporated therein by reference, is hereby deleted in its entirety and the following new provisions are hereby substituted therefor:

     "In addition to Base Salary, the Employee shall receive, with respect to each fiscal year ending during the Employment Period commencing with the 1998 fiscal year, an annual incentive bonus ("Annual Bonus"), in accordance with the Company's Executive Bonus Plan which has been adopted by the Board of Directors as of October __, 1997 and attached hereto as Exhibit A, as the same may be amended or modified from time to time (the "Executive Bonus Plan"). As determined by the Chairman of the Board and approved by the Board of Directors, the Employee shall receive not less than twenty-five percent (25%), nor more than thirty-three percent (33%), of the funds pooled under the Executive Bonus Plan for each fiscal year. The Annual Bonus shall be paid promptly, but in no event more than thirty (30) days, after the Company's receipt of the audited financial statements of the Company for the subject fiscal year. Commencing December 1, 1997, the Employee shall be entitled to an advance draw against his Annual Bonus in an amount equal to 50% of the anticipated amount of such Annual Bonus, to be payable in semi-monthly installments."

5. Section 2 of the Current Employment Agreement is hereby amended by the addition of the following new paragraph (b)(x):

          "(x)  Stock Options.  On or before March 31, 1998, the Company shall
                -------------
establish an incentive stock option plan to be known as the 1997 Stock Option Plan and shall upon consummation of the Company's planned initial public offering grant to the Employee options to acquire thereunder 1.75% of the shares of the outstanding Common Stock at the IPO price. Such options are expected to vest 33% each on the first three anniversaries of the grant date and to expire on the tenth anniversary of the date of grant."

6. Section 2(b)(v) of the Current Employment Agreement is hereby amended by the addition of the following new sentence: "The Employee shall also be entitled to reimbursement of or payment by the Company of Employee's actual dues, costs and expenses of membership in a social club, plus initiation expenses."

7. The text of the second sentence of Paragraph (b) of Section 3 of the Current Employment Agreement is hereby deleted and the following text is substituted therefor:

     " "Cause" for the purposes of this Agreement shall mean (i) fraud or embezzlement involving assets of the Company, its customers, suppliers or affiliates; (ii) Employee's conviction of a criminal felony offense; (iii) the willful material breach or habitual neglect of Employee's obligations under this Agreement or Employee's duties as an employee of the Company; or (iv) Employee's willful failure to follow lawful material directives of the Board of Directors. The existence of Cause for termination of Employee's employment by the Company shall be subject, upon the written election by Employee or the Company, to binding arbitration as provided in Section 9 hereof. The cost of arbitration, exclusive of the cost of each party's legal representation (which, except as hereinafter otherwise provided, shall be borne by the party incurring the expense), shall be borne by the instigating party; provided, however, that the arbitrators' award may require either party to reimburse the other for the reasonable cost of legal representation in the arbitration proceedings."

8. The text of Paragraph (a) of Section 4 of the Current Employment Agreement is hereby deleted and the following new text is substituted therefor:

     "(a)  Severance Payments Upon Resignation or Termination Other Than for
           -----------------------------------------------------------------
Cause, Death or Disability.
--------------------------

     1.    Termination Without Cause after Change in Control:  If there occurs a
           -------------------------------------------------
change of control of the Company at any time, and Employee's employment as Executive Vice President is terminated (i) by the Company for any reason other than Cause or (ii) by Employee after a reduction in either responsibilities or pay or change in location, Employee will receive the following:

     (a)   Full immediate vesting of any issued, unvested stock options,

     (b) Full payment of any accrued, unpaid Base Salary, Annual Bonus and benefit payments,

     (c)   A sum equal to three years of his highest to date annual Base Salary,

     (d)   A sum equal to three times his highest to date Annual Bonus,

     (e) Three years of full benefits continuation, including health, disability and life insurance, and full Company contributions to any qualified and non-qualified retirement and pension plans or the then current value of same in cash if the terms of such plans preclude such participation, but only to the extent that similar benefits are not received by the Employee from a new employer during such three year period,

     (f) If such termination occurs on or after January 1, 2000, a $500,000 cash payment, and

     (g) In the event that Employee's employment is terminated pursuant to this item 1 and the excise tax imposed by Section 4999 of the Internal Revenue Service Code (the "Code") (or any successor penalty or excise tax subsequently imposed by law) applies to any payments under this item 1, an additional amount shall be paid by the Company to Employee such that the aggregate after-tax amount that Employee shall receive under this subsection 1, shall have a present value equal to the aggregate after-tax amount that Employee would have received and retained had such excise tax not applied to you. For this purpose, Employee shall be assumed to be subject to tax in each year relevant to the computation at the then maximum applicable combined Federal and New York income tax rate, and the determination of the present value of payments to Employee shall be made consistent with the principles of Section 280G of the Code.

     2.    Termination Without Cause Absent Change in Control:  If Employee's
           --------------------------------------------------
employment as Executive Vice President is terminated by the Company (other than for Cause) or by Employee after a reduction in either responsibilities or pay or change in location, absent a change in control of the Company, Employee will receive all of the payments and other benefits listed in subsection 1 above, except those listed in paragraph (g).

     3.    Resignation by Employee:  If during the Employment Period Employee
           -----------------------
resigns in the absence of a reduction in either responsibilities or pay or change in location, Employee will be entitled to receive the following:

     (a) Full payment of any accrued, unpaid Base Salary, Annual Bonus or benefit payments,

     (b) A sum equal to eighteen (18) months of his highest to day annual Base Salary,

     (c) A sum equal to one and one-half (1 1/2) times his highest to date Annual Bonus, and

     (d) Eighteen (18) months of full benefits continuation, including health, disability and life insurance, and full Company contributions to any qualified and non-qualified retirement and pension plans or the then current value of same in cash if the terms of such plans preclude such participation, but only to the extent that similar benefits are not received by the Employee from a new employer during such three year period,

     4.    Expiration of Employment Agreement:  Upon the expiration of this
           ----------------------------------
Agreement (or successor agreement), Employee will be entitled to receive the same payments and other benefits to which he would have been entitled upon resignation as set out in subsection 3 above.

9. The text of Paragraph (c) of Section 4 of the Current Employment Agreement is hereby deleted and the following new text is substituted therefor:

     "(c)  Termination For Cause:  If Employee's employment as Executive Vice
           ---------------------
President is terminated for Cause, Employee will be entitled only to full payment of any accrued, unpaid Base Salary, Annual Bonus and benefit payments and retention of any fully vested stock options and other fully-vested benefits, if any.

10. The text of first sentence of Section 5 of the Current Employment Agreement, through the word "not" in the third line thereof, is hereby deleted and the following new text is substituted therefor:

     "During the Employment Period and, provided the Company is not in default under this Agreement, for a period of three years following the expiration or termination of this Employment Agreement (other than a termination without Cause after a Change in Control), Employee shall not:"

     EXECUTED as of the date first above written.

The Company:                           The Employee:

ICON HOLDINGS CORP.



By:
   ------------------------------      ----------------------------
Title:                                 Paul B. Weiss
      ---------------------------

Assignor:

ICON CAPITAL CORP.



By:
   ------------------------------
Title:
      ---------------------------

                                   Exhibit A
                                   ---------

Summary of Proposed ICON Holdings Corp. Executive Bonus Plan ("Bonus Plan"):
---------------------------------------------------------------------------

     Under the Bonus Plan, ICON Holdings Corp. (the "Company") shall annually segregate a pool of funds consisting of a portion of the pre-tax income of the Company to be distributed to Beaufort J. B. Clarke, Paul B. Weiss and certain other executives. Messrs. Clarke and Weiss each shall be entitled to receive between 25% and 33% at the end of each such year, with the remainder being distributed to the remaining Executive Vice President and Senior Vice Presidents of the Company, such distribution amounts being determined and recommended by Mr. Clarke and approved by the Board of Directors. The amount of the distribution will be calculated based on a reference rate (the "Reference Rate") multiplied by pre-tax income. The Reference Rate will be equal to 9.5% for calendar years 1998 and 1999 and 9.0% for the years 2000, 2001 and 2002 if the Company achieves 85% or more of its projected financial results attached hereto as amended by the Board from time to time. Otherwise, the Reference Rate shall be adjusted downward as follows: (i) if the Company's final results are equal to or greater than 76% and less than 85% of such projections, the Reference Rate shall be 8.0% of pre-tax income for 1998 and 1999 and 7.65% of pre-tax income for 2000, 2001 and 2002; (ii) if the Company's final results are equal to or greater than 66% and less than 75% of such projections, the Reference Rate shall be 7.125% of pre-tax income for 1998 and 1999 and 6.75% of pre-tax income for 2000, 2001 and 2002; (iii) if the Company's final results are equal to or greater than 50% and less than 65% of such projections, the Reference Rate shall be 6.0% of pre-tax income for 1998 and 1999 and 5.95% of pre-tax income for 2000, 2001 and 2002; and (iv) if the Company's final results are less than 50% of such projections, the Reference Rate shall be 5.0% of pre-tax income for 1998 and 1999 and 4.75% of pre-tax income for 2000, 2001 and 2002.

                       ASSIGNMENT AND AMENDMENT NO. 1 TO
                              EMPLOYEE AGREEMENT

     THIS ASSIGNMENT AND AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT ("Amendment"), entered into as of October __, 1997 and effective as of December 1, 1997 (the "Amendment Date"), between Paul B. Weiss ("Employee"), ICON Capital Corp., a Connecticut corporation (the "Assignor"), and ICON Holdings Corp., a Delaware corporation (the "Company"), assigns and amends that certain Employment Agreement dated as of April 1, 1997 between the Assignor and Employee (the "Current Employment Agreement", and the Current Employment Agreement as amended by this Amendment, hereinafter the "Agreement").

     WHEREAS, Assignor wishes to assign, and the Company wishes to assume, all of the obligations of the Assignor as the "Company" under the Current Employment Agreement, and the Employee consents to such assignment and assumption; and

     WHEREAS, the Company wishes to amend and extend the Current Employment Agreement in order to provide an incentive to the Employee to continue to serve as the Company's Executive Vice President through the extended term thereof, and Employee shall agree to such amendment and extension upon the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignor hereby assigns and transfers to the Company, and the Company hereby assumes and agrees to be bound by all of the terms and conditions of, the Current Employment Agreement and all of Assignor's rights, duties and obligations thereunder. The Employee hereby consents to such assignment and assumption.

2. Section 1 of the Current Employment Agreement is amended as follows: "The Employment Period is hereby extended for a term expiring December 31, 2002, unless terminated prior thereto in accordance with Section 3 of the Agreement or further extended by mutual agreement of the Company and Employee. Employee shall also be entitled to retain, without reimbursement, all bonus payments previously paid to Employee as advance draws against such bonus as of the Amendment Date."

3. Paragraph (b)(i) of Section 2 of the Current Employment Agreement is hereby amended as follows:

    "Effective as of the Amendment Date and for the period through December 31, 1998, the Employee shall receive a base salary ("Base Salary") at a rate of $250,000 per year, subject to automatic annual increases commencing January 1, 1999 during the Employment Period of 7.5% per year, to be paid in accordance with the Company's payroll policies."

4. Paragraph (b)(ii) of Section 2 of the Current Employment Agreement, including Exhibit A to the Current Employment Agreement as incorporated therein by reference, is hereby deleted in its entirety and the following new provisions are hereby substituted therefor:

     "In addition to Base Salary, the Employee shall receive, with respect to each fiscal year ending during the Employment Period commencing with the 1998 fiscal year, an annual incentive bonus ("Annual Bonus"), in accordance with the Company's Executive Bonus Plan which has been adopted by the Board of Directors as of October __, 1997 and attached hereto as Exhibit A, as the same may be amended or modified from time to time (the "Executive Bonus Plan"). As determined by the Chairman of the Board and approved by the Board of Directors, the Employee shall receive not less than twenty-five percent (25%), nor more than thirty-three percent (33%), of the funds pooled under the Executive Bonus Plan for each fiscal year. The Annual Bonus shall be paid promptly, but in no event more than thirty (30) days, after the Company's receipt of the audited financial statements of the Company for the subject fiscal year. Commencing December 1, 1997, the Employee shall be entitled to an advance draw against his Annual Bonus in an amount equal to 50% of the anticipated amount of such Annual Bonus, to be payable in semi-monthly installments."

5. Section 2 of the Current Employment Agreement is hereby amended by the addition of the following new paragraph (b)(x):

     "(x) Stock Options. On or before March 31, 1998, the Company shall establish an incentive stock option plan to be known as the 1997 Stock Option Plan and shall upon consummation of the Company's planned initial public offering grant to the Employee options to acquire thereunder 1.75% of the shares of the outstanding Common Stock at the IPO price. Such options are expected to vest 33% each on the first three anniversaries of the grant date and to expire on the tenth anniversary of the date of grant."

6. Section 2(b)(v) of the Current Employment Agreement is hereby amended by the addition of the following new sentence: "The Employee shall also be entitled to reimbursement of or payment by the Company of Employee's actual dues, costs and expenses of membership in a social club, plus initiation expenses."

7. The text of the second sentence of Paragraph (b) of Section 3 of the Current Employment Agreement is hereby deleted and the following text is substituted therefor:

     ""Cause" for the purposes of this Agreement shall mean (i) fraud or embezzlement involving assets of the Company, its customers, suppliers or affiliates; (ii) Employee's conviction of a criminal felony offense; (iii) the willful material breach or habitual neglect of Employee's obligations under this Agreement or Employee's duties as an employee of the Company; or (iv) Employee's willful failure to follow lawful material directives of the Board of Directors. The existence of Cause for termination of Employee's employment by the Company shall be subject, upon the written election by Employee or the Company, to binding arbitration as provided in Section 9 hereof. The cost of arbitration, exclusive of the cost of each party's legal representation (which, except as hereinafter otherwise provided, shall be borne by the party incurring the expense), shall be borne by the instigating party; provided, however, that the arbitrators' award may require either party to reimburse the other for the reasonable cost of legal representation in the arbitration proceedings."


8. The text of Paragraph (a) of Section 4 of the Current Employment Agreement is hereby deleted and the following new text is substituted therefor:

     "(a) Severance Payments Upon Resignation or Termination Other Than for Cause, Death or Disability.

     1. Termination Without Cause after Change in Control: If there occurs a change of control of the Company at any time, and Employee's employment as Executive Vice President is terminated (i) by the Company for any reason other than Cause or (ii) by Employee after a reduction in either responsibilities or pay or change in location, Employee will receive the following:

     (a)   Full immediate vesting of any issued, unvested stock options,

     (b) Full payment of any accrued, unpaid Base Salary, Annual Bonus and benefit payments,

     (c)   A sum equal to three years of his highest to date annual Base Salary,

     (d)   A sum equal to three times his highest to date Annual Bonus,

     (e) Three years of full benefits continuation, including health, disability and life insurance, and full Company contributions to any qualified and non-qualified retirement and pension plans or the then current value of same in cash if the terms of such plans preclude such participation, but only to the extent that similar benefits are not received by the Employee from a new employer during such three year period,

     (f) If such termination occurs on or after January 1, 2000, a $500,000 cash payment, and

     (g) In the event that Employee's employment is terminated pursuant to this item 1 and the excise tax imposed by Section 4999 of the Internal Revenue Service Code (the "Code") (or any successor penalty or excise tax subsequently imposed by law) applies to any payments under this item 1, an additional amount shall be paid by the Company to Employee such that the aggregate after-tax amount that Employee shall receive under this subsection 1, shall have a present value equal to the aggregate after-tax amount that Employee would have received and retained had such excise tax not applied to you. For this purpose, Employee shall be assumed to be subject to tax in each year relevant to the computation at the then maximum applicable combined Federal and New York income tax rate, and the determination of the present value of payments to Employee shall be made consistent with the principles of Section 280G of the Code.

     2. Termination Without Cause Absent Change in Control: If Employee's employment as Executive Vice President is terminated by the Company (other than for Cause) or by Employee after a reduction in either responsibilities or pay or change in location, absent a change in control of the Company, Employee will receive all of the payments and other benefits listed in subsection 1 above, except those listed in paragraph (g).

     3. Resignation by Employee: If during the Employment Period Employee resigns in the absence of a reduction in either responsibilities or pay or change in location, Employee will be entitled to receive the following:

     (a) Full payment of any accrued, unpaid Base Salary, Annual Bonus or benefit payments,

     (b) A sum equal to eighteen (18) months of his highest to day annual Base Salary,

     (c) A sum equal to one and one-half (1 1/2) times his highest to date Annual Bonus, and

     (d) Eighteen (18) months of full benefits continuation, including health, disability and life insurance, and full Company contributions to any qualified and non-qualified retirement and pension plans or the then current value of same in cash if the terms of such plans preclude such participation, but only to the extent that similar benefits are not received by the Employee from a new employer during such three year period,

     4. Expiration of Employment Agreement: Upon the expiration of this Agreement (or successor agreement), Employee will be entitled to receive the same payments and other benefits to which he would have been entitled upon resignation as set out in subsection 3 above.

9. The text of Paragraph (c) of Section 4 of the Current Employment Agreement is hereby deleted and the following new text is substituted therefor:

     "(c) Termination For Cause: If Employee's employment as Executive Vice President is terminated for Cause, Employee will be entitled only to full payment of any accrued, unpaid Base Salary, Annual Bonus and benefit payments and retention of any fully vested stock options and other fully-vested benefits, if any.

10. The text of first sentence of Section 5 of the Current Employment Agreement, through the word "not" in the third line thereof, is hereby deleted and the following new text is substituted therefor:

     "During the Employment Period and, provided the Company is not in default under this Agreement, for a period of three years following the expiration or termination of this Employment Agreement (other than a termination without Cause after a Change in Control), Employee shall not:"

     EXECUTED as of the date first above written.

The Company:                        The Employee:

ICON HOLDINGS CORP.



By:_____________________________    _______________________________
Title:__________________________    Paul B. Weiss


Assignor:

ICON CAPITAL CORP.



By:_____________________________
Title:__________________________

                                   Exhibit A
                                   ---------


Summary of Proposed ICON Holdings Corp. Executive Bonus Plan ("Bonus Plan"):
----------------------------------------------------------------------------

     Under the Bonus Plan, ICON Holdings Corp. (the "Company") shall annually segregate a pool of funds consisting of a portion of the pre-tax income of the Company to be distributed to Beaufort J. B. Clarke, Paul B. Weiss and certain other executives. Messrs. Clarke and Weiss each shall be entitled to receive between 25% and 33% at the end of each such year, with the remainder being distributed to the remaining Executive Vice President and Senior Vice Presidents of the Company, such distribution amounts being determined and recommended by Mr. Clarke and approved by the Board of Directors. The amount of the distribution will be calculated based on a reference rate (the "Reference Rate") multiplied by pre-tax income. The Reference Rate will be equal to 9.5% for calendar years 1998 and 1999 and 9.0% for the years 2000, 2001 and 2002 if the Company achieves 85% or more of its projected financial results attached hereto as amended by the Board from time to time. Otherwise, the Reference Rate shall be adjusted downward as follows: (i) if the Company's final results are equal to or greater than 76% and less than 85% of such projections, the Reference Rate shall be 8.0% of pre-tax income for 1998 and 1999 and 7.65% of pre-tax income for 2000, 2001 and 2002; (ii) if the Company's final results are equal to or greater than 66% and less than 75% of such projections, the Reference Rate shall be 7.125% of pre-tax income for 1998 and 1999 and 6.75% of pre-tax income for 2000, 2001 and 2002; (iii) if the Company's final results are equal to or greater than 50% and less than 65% of such projections, the Reference Rate shall be 6.0% of pre-tax income for 1998 and 1999 and 5.95% of pre-tax income for 2000, 2001 and 2002; and (iv) if the Company's final results are less than 50% of such projections, the Reference Rate shall be 5.0% of pre-tax income for 1998 and 1999 and 4.75% of pre-tax income for 2000, 2001 and 2002.